UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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[ ] Preliminary Information Statement

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DICUT, INC.

(Name of Registrant as Specified in Its Charter)

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DICUT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Dicut, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dicut, Inc. (the "Company") will be held at the Company's offices at 2150 Northwest Parkway, S.E., Suite H, Marietta, Georgia 30067, on Wednesday, July 23, 2003, at 10:00 a.m. Eastern Daylight Savings Time, for the following purposes:

(1) To elect three directors to the Board of Directors;

(2) To approve our 2002 Stock Option Plan (the "Stock Option Plan");

(3) To ratify the appointment of Tauber and Balser, P.C. as our independent accountants for the year ending December 31, 2003;

(4) To transact such other business as may properly come before the meeting.

Holders of the Common Stock of record at the close of business on May 31, 2003, will be entitled to notice of and to vote at the meeting.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

By Order of the Board of Directors,

/s/ Pierre Quilliam

Pierre Quilliam, President

June 26, 2003

Marietta, Georgia

DICUT, INC.

2150 Northwest Parkway, S.E.

Suite H

Marietta, Georgia 30067

(770) 952-2654

INFORMATION STATEMENT

This information statement is furnished in connection with our annual meeting of our stockholders to be held on July 23, 2003, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Our annual meeting of stockholders will be held at the Company's offices at 2150 Northwest Parkway, S.E., Suite H, Marietta, Georgia 30067, on July 23, 2003, at 10:00 a.m. Eastern Daylight Savings Time. The site of the meeting is accessible to people with disabilities. This information statement were first sent or given to our stockholders on or about June 27, 2003. Our transition report for the nine months ended December 31, 2002, is being sent to each stockholder of record along with this information statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and the approval of our stock option plan.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, May 31, 2003, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the meeting, in person, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, we had 19,633,159 shares of common stock outstanding.

How do I vote?

If you attend the meeting, you will be provided with a ballot with which you may cast your vote.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors; abstentions and broker non-votes are not counted.

Approval of Stock Option Plan and Ratification of Independent Accountants. The majority of all votes cast in person is required for approval of the Stock Option Plan or ratification of the appointment of Tauber and Balser, P.C. as our independent accountants for the year ending December 31, 2003; abstentions are counted but broker non-votes are not counted.

proposal one

Election of directors

Nominees

A board of three (3) directors is to be elected at the meeting. The board has nominated three individuals to serve as directors, all of whom are presently our directors and all of whom have agreed to serve as directors if elected. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

The names of the nominees and certain information about them are set forth below (ages are as of March 31, 2003):

Name	Age	Position	Director Since
Raj Kalra	39	Chairman and CEO	2001
Pierre Quilliam	64	Director, President and CFO	2001
Kerry Moody	45	Director and Executive Vice President	2002

Raj Kalra, Chairman and Chief Executive Officer - Mr. Kalra has been the Company's Chairman and chief executive officer since December 2001. From October 2000 to December 2001, Mr. Kalra was president of Acsys Biometrics USA Inc. From January 1997 to October 2000, Mr. Kalra was Chief Operating Officer of Investco Corp., a/ka/ Mark I Industries, Inc., a/k/a Foodvision.com, Inc. Mr. Kalra has a degree in Hotel and Restaurant Management from Hotel Consult, Switzerland. Mr. Kalra has also received certificates in accounting and retail operations with post degree courses in business management, finance and computer science.

Pierre Quilliam, Director, President and Chief Financial Officer - Mr. Quilliam has served as a director and president of the Company since September 19, 2001, and additionally served as chief executive officer of the Company from September 19, 2001 to December 12, 2001. In September 2000, Mr. Quilliam was elected to the Board of Directors, and also appointed President and Chief Executive Officer, of American Electric Automobile Company, Inc., which is publicly traded on the Pink Sheets under the symbol "AEAC." From 1975 to 1980, Mr. Quilliam established and operated Outico, Ltd., a reseller of industrial tools and equipment. From 1980 to the present, Mr. Quilliam has established and managed ten companies in various capacities, including finance, consulting, accounting and management. On November 19, 2001, a legal proceeding was commenced in United States District Court, Southern New York, against the Company and Pierre Quilliam, President of the Company by Deborah Donoghue for short swing profits allegedly realized by Mr. Quilliam. Mr. Quilliam has filed a motion to dismiss the action on the grounds that the court does not have jurisdiction over him. The Company is currently investigating the allegations.

Kerry Moody, Director and Executive Vice President - has been National Data, Inc.'s Vice President of Government Affairs since January 2002. From October 2000 to December 2001, Mr. Moody was Vice President of Government Affairs for Acsys Biometrics USA, Inc. From January 1999 to October 2000, Mr. Moody was Chief Executive Officer ASAP Connect, Inc. From January 1995 to December 1998, Mr. Moody was Executive Vice President of First Merchant Associates.

Board Meetings and Committees

During the nine months ended December 31, 2002, the board of directors held 43 meetings. Each of the directors attended all of the meetings of directors.

At this time, the board does not have any committees, including an audit, nominating or compensation committee, or any committee performing similar functions. In addition, the Company does not have any director who would qualify as an audit committee financial expert or who is independent. There are no family relationships among any of the officers or directors of the Company.

Compensation of Directors

The Company currently pays 200,000 shares of common stock per year for up to 24 meetings of directors, and would reimburse directors for any reasonable out-of-pocket expenses incurred in attendance at board meetings or any expenses generated in connection with the performance of services on the behalf of the Company. On December 20, 2002, the Company issued Messrs. Kalra and Quilliam 200,000 shares of common stock each as compensation for director services during 2002. Mr. Moody accepted his appointment as director on April 3, 2002, and Mr. Moody's accrued director compensation was 150,000 shares at December 31, 2002.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

security OWNERSHIP

The following table sets forth certain information, as of April 15, 2003, as to the Company's common stock beneficially owned by (i) each executive officer and director of the Company, (ii) all directors and executive officers of the Company as a group, and (iii) any person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Raj Kalra (2) 2150 Northwest Parkway, S.E., Suite H Marietta, Georgia 30067	5,467,000	27.8%

Pierre Quilliam (3) 2150 Northwest Parkway, S.E., Suite H Marietta, Georgia 30067	5,321,000	27.1%

Kerry Moody (4) 2150 Northwest Parkway, S.E., Suite H Marietta, Georgia 30067	1,717,000	8.3%

Sam Galbraith (5) 2150 Northwest Parkway, S.E., Suite H Marietta, Georgia 30067	1,000,000	4.8%

Don Yochum (6) 2150 Northwest Parkway, S.E., Suite H Marietta, Georgia 30067	1,250,000	6.1%

All Officers and Directors as a Group	14,755,000	65.1%

(1) Based upon 19,633,159 common shares issued and outstanding as of April 15, 2003.

(2) Mr. Kalra's shares include 5,450,000 shares that he owns, plus 17,000 shares that he has the right to acquire by virtue of his 50% ownership of Partners Group, which made a $34,000 loan to the Company that is convertible into shares of common stock at $1 per share.

(3) Mr. Quilliam's shares include 5,200,000 shares that he owns, plus 121,000 shares that are owned by a company that he controls.

(4) Mr. Moody's shares include 700,000 shares that he owns, plus 17,000 shares that he has the right to acquire by virtue of his 50% ownership of Partners Group, which made a $34,000 loan to the Company that is convertible into shares of common stock at $1 per share, and 1,000,000 shares that he has the right to acquire pursuant to a warrant to purchase shares of common stock at $0.10 per share (subject to the Company's amending its Certificate of Incorporation to increase the number of authorized shares).

(5) Mr. Galbraith's shares include 1,000,000 shares that he has the right to acquire pursuant to a warrant to purchase shares of common stock at $0.10 per share (subject to the Company's amending its Certificate of Incorporation to increase the number of authorized shares).

(6) Mr. Yochum's shares include 250,000 shares that he owns, plus 1,000,000 shares that he has the right to acquire pursuant to a warrant to purchase shares of common stock at $0.10 per share (subject to the Company's amending its Certificate of Incorporation to increase the number of authorized shares).

executive compensation

The following table sets forth the compensation earned by the Company's executive officers during the last three fiscal years and other officers who received compensation in excess of $100,000 during any of the last three fiscal years. In accordance with Item 402(a)(5), the Company has omitted certain columns from the table required by Item 402(b).

Summary Compensation Table
	Annual Compensation (1)			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Other Annual Compensation	Securities Underlying Options/SARs (#)
Fred McNorton, President and Director (2)	December 31, 2002 March 31, 2002 March 31, 2001 March 31, 2000	0 0 0 0	0 0 0 0	0 0 0 0

Stephen Nemergut, President and Director (3)	December 31, 2002 March 31, 2002 March 31, 2001 March 31, 2000	0 0 0 0	0 0 0 0	0 0 0 0

Pierre Quilliam, Chief Executive Officer, President and Director (4)	December 31, 2002 March 31, 2002 March 31, 2001 March 31, 2000	131,250 51,042 0 0	60,000 0 0 0	0 0 0 0

Raj Kalra, Chief Executive Officer and Director (5)	December 31, 2002 March 31, 2002 March 31, 2001 March 31, 2000	131,250 51,042 0 0	60,000 0 0 0	0 0 0 0

Don Yochum, Executive Vice President, Sales (6)	December 31, 2002 March 31, 2002 March 31, 2001 March 31, 2000	98,653 31,154 0 0	75,000 0 0 0	1,000,000 0 0 0

(1) The Company recently changed its fiscal year end to December 31, and all compensation amounts for December 31, 2002 are for the nine months ended December 31, 2002. All compensation amounts for the period ended March 31, 2002 are for the period from November 28, 2001 to March 31, 2002.

(2) Mr. McNorton's served as President from inception of the Company to August 8, 2001.

(3) Mr. Nemergut served as President from August 8, 2001 to September 19, 2001.

(4) Mr. Quilliam served as Secretary/Treasurer of the Company from August 8, 2001 to September 19, 2001. He then served as Chief Executive Officer of the Company from September 19, 2001 to December 12, 2001, as President from September 19, 2001 to the present, and as Chief Financial Officer from August 2002 to the present. Mr. Quilliam's compensation is based on a three year employment agreement dated December 12, 2001 that provides for a base salary of $175,000 in the first year, $200,000 in the second year, and $225,000 in the third year. During the period ended December 31, 2002, Mr. Quilliam received 200,000 shares of common stock valued at $0.30 per share for director services.

(5) Mr. Kalra served as Chief Executive Officer of the Company from December 12, 2001 to the present. Mr. Kalra's compensation is based on a three year employment agreement dated December 12, 2001 that provides for a base salary of $175,000 in the first year, $200,000 in the second year, and $225,000 in the third year. During the period ended December 31, 2002, Mr. Kalra received 200,000 shares of common stock valued at $0.30 per share for director services.

(6) Mr. Yochum served as Executive Vice President, Sales since January 1, 2002 to the present. Mr. Yochum's compensation is based on an employment agreement that provides for a base salary of $135,000 per year. During the nine months ended December 31, 2002, Mr. Yochum received 250,000 shares of common stock valued at $0.30 per share as a bonus. In addition, Mr. Yochum received warrants to purchase 1,000,000 shares of common stock at $0.10 per share.

On March 14, 2002, the Company's board of directors approved a resolution to issue Messrs. Kalra and Quilliam stock purchase warrants upon the completion of each acquisition by the Company. Under the resolution, the value of the stock purchase warrants would be equal to fifty percent (50%) of the value of the consideration paid for each such acquisition. However, the resolution contains no method for determining the value of noncash consideration paid for an acquisition, the terms of the stock purchase warrants that are to be issued to Messrs. Kalra and Quilliam, or the method of valuing those warrants. To date, no stock purchase warrants have been issued to Messrs. Kalra and Quilliam under the resolution.

The Company did not re-price any options or stock appreciation rights during the nine months ended December 31, 2002. The Company did not have outstanding any options or stock appreciation rights as of March 31, 2002 and December 31, 2002. During the nine months ended December 31, 2002, no options or stock appreciation rights were exercised by any of the named executive officers.

Employment and Deferred Compensation Agreements

On December 12, 2001, the Company entered into identical Employment Agreements with Raj Kalra and Pierre Quilliam. The Employment Agreements provide that Messrs. Kalra and Quilliam shall be employed by the Company for a term of three years, and are entitled to a base salary of $175,000 in the first year, $200,000 in the second year, and $225,000 in the third year. Messrs. Kalra and Quilliam are also entitled to a commission on sales generated by them consistent with the Company's commission policy for all sales personnel. In addition, they are each entitled to an incentive bonus equal to 10% of the Company's adjusted net profits for the fiscal year beginning in 2002. Further, they are each entitled to 8 weeks paid holiday and 14 personal days, sick leave, medical and group insurance, participation in pension or profit sharing plans of the Company, and a car allowance of up to $2,000 per month. In the event of a termination of the Employment Agreement without cause by the Company, they will be entitled to severance equal to 75% of their remaining base salary under the Employment Agreements. The Employment Agreements contain provisions prohibiting them from competing with the Company or soliciting customers or employees from the Company for a period of one year following the termination of their employment.

On January 15, 2003, the Company's board of directors approved an amendment to the Employment Agreements of Messrs. Kalra and Quilliam approving an increase in their salary from $200,000 per year to $225,000 per year for the second year of the Employment Agreements.

Option/SAR Grants in Last Fiscal Year
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year (1)	Exercise Price or Base Price ($/Sh)	Expiration Date
Don Yochum	1,000,000	15.4%	$0.10	March 13, 2005

(1) The Company issued warrants to purchase 6,500,000 shares of Common Stock to employees other than Mr. Yochum. In addition, during 2002, the Company issued warrants to purchase Common Stock to outside consultants, advisors and investors who were not employees of the Company, and therefore such warrants are not included in the calculations.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Options/SARs at Fiscal Year End (1)	Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($) (1)(2)
Don Yochum (3)	--	--	1,000,000	$320,000

(1) All of the warrants held by Mr. Yochum are currently exercisable.

(2) Based on the closing price of $0.42 per share on December 31, 2002.

(3) Mr. Yochum holds 1,000,000 warrants to purchase Common Stock at $0.10 per share.

The Company did not reprice any options or stock appreciation rights during the last fiscal year. The Company does not have any compensatory plan or arrangement with any executive officer under which the Company would be obligated to pay any amount upon the resignation, retirement, termination of employment or change-in-control of the Company.

Transactions with Management

As of December 31, 2002, the Company was indebted to Raj Kalra, the Company's CEO, director and shareholder, in the aggregate amount of $156,701, consisting of accrued but unpaid salary, a note payable to Mr. Kalra for the purchase of furniture in the carrying amount of $90,915, and advances of $30,498, less payments.

As of December 31, 2002, the Company was indebted to Pierre Quilliam, the Company's president, director and shareholder, in the aggregate amount of $176,992, consisting of accrued but unpaid salary and advances of $115,167, less payments and credits.

During the nine months ended December 31, 2002, the Company and Mr. Quilliam, who is an officer and director of the Company, settled a certain liability that arose as a result of a violation under Section 16 of the Securities Exchange Act of 1934 by canceling $83,467 of indebtedness due Mr. Quilliam by the Company.

As of December 31, 2002, the Company is indebted to A.J. Galiano, a former officer of the Company, in the amount of $10,000 (exclusive of amounts owed for salary and out-of-pocket expenses). Mr. Galiano has agreed to receive 100,000 shares of common stock in satisfaction of this obligation.

On March 14, 2002, the Company's board of directors approved a resolution to issue Messrs. Kalra and Quilliam stock purchase warrants upon the completion of each acquisition by the Company. Under the resolution, the value of the stock purchase warrants would be equal to fifty percent (50%) of the value of the consideration paid for each such acquisition. However, the resolution contains no method for determining the value of noncash consideration paid for an acquisition, the terms of the stock purchase warrants that are to be issued to Messrs. Kalra and Quilliam, or the method of valuing those warrants. To date, no stock purchase warrants have been issued to Messrs. Kalra and Quilliam under the resolution.

At December 31, 2002, the Company had outstanding a note payable in the amount of $34,000 to a company that is jointly owned by Mr. Kalra, the Company's Chairman and Chief Executive Officer and Kerry Moody, an officer and director of the Company. The loan was for working capital purposes. Part of the loan proceeds were originally obtained from a $25,000 loan by an unrelated financial institution to Mr. Moody, which loan was guaranteed by the Company in October 2002.

At December 31, 2002, the Company was indebted to a company that is owned by the daughter of the Company's President, who is also a director of the Company, for $43,800, plus interest. The loan was for working capital purposes.

In December 2002, the Company issued 400,000 shares of its common stock, valued at $120,000, to Messr. Kalra and Quilliam for director services. During the nine months ended December 31, 2002, the Company paid Kerry Moody $23,000 in cash for consulting services. The Company also accrued $45,000 at December 31, 2002 for unpaid director compensation, which will be paid in 2003 by the issuance of shares of the Company's common stock.

During the nine months ended December 31, 2002, the Company issued 250,000 shares of its common stock to Don Yochum, an officer of the Company, as additional compensation.

During the nine months ended December 31, 2002, the Company granted certain officers for employee services stock warrants to purchase 3,000,000 shares of its common stock at an exercise price of $0.10 per share, expiring in February 2005.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Section 16(A) beneficial ownership reporting compliance

Based on the Company's review of filings received by it through February 13, 2003, the Company believes that certain officers and directors may not have filed certain forms required by Section 16 of the Securities Exchange Act of 1934, as follows:

  A company controlled by Pierre Quilliam purchased 30,000 shares of common stock in September 2002, and did not file a Form 4 reporting the transaction, although he has filed a Form 5 reporting the transaction;
  Raj Kalra transferred 5,250,000 shares of common stock to Pierre Quilliam on November 18, 2002, and neither filed a Form 4 reporting the transaction, although each has since filed a Form 5 reporting the transaction;
  Kerry Moody, Sam Galbraith, and Don Yochum returned for cancellation certain shares previously issued to them for compensation, and failed to file a Form 4 reporting the transaction, although each has filed a Form 5 reporting the transaction;
  Kerry Moody, Sam Galbraith, and Don Yochum each received a warrant to purchase 1,000,000 shares of common stock at $0.10 per share in 2002, but failed to file a Form 4 or 5 reporting the transaction, although each plans to file an amended Form 5 reporting the transaction;
  Kerry Moody filed a Form 3 on June 19, 2002, that erroneously omitted the fact that he was a director of the Company;
  Kerry Moody and Raj Karla each own fifty percent of Partners Group, which made a $34,000 loan to the Company that is convertible into common stock at $1 per share, and each failed to report their beneficial ownership of the shares of common stock into which the note is convertible on a Form 3, 4 or 5, although each intends to file an amended Form 5 reporting the transaction.

PROPOSAL TWO

APPROVAL OF 2002 STOCK OPTION PLAN

Our 2002 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors and approved by the stockholders in February 2002. A copy of the Option Plan is attached hereto as Exhibit A. A total of 5,000,000 shares of common stock had been reserved for issuance under the Option Plan. As of December 31, 2002, there were no options to purchase shares of common stock outstanding under the Option Plan. The Board believes that increasing the number of shares available under the Option Plan is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the Option Plan and the ability to grant stock options is an important factor in attracting, motivating and retaining qualified personnel essential to our success.

The essential provisions of the Option Plan are outlined below.

Purpose

The purpose of the Option Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to our employees and consultants and to promote the success of our business. Options and stock purchase rights may be granted under the Option Plan. Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

Administration

The Option Plan generally may be administered by the Board or the Committee appointed by the Board. However, with respect to grants of options to employees who are also our officers or directors ("Insiders"), the Option Plan shall be administered by: (i) the Board if the Board may administer the Option Plan in a manner complying with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule thereto ("Rule 16b-3") with respect to a plan under which discretionary grants and awards of equity securities are to be made to Insiders; or (ii) a committee designated by the Board to administer the Option Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 governing a plan under which discretionary grants and awards of equity securities are to be made to Insiders. The administrators of the Option Plan are referred to herein as the "Administrator."

Plan Activity

To date, no options have been issued under the Option Plan. We cannot now determine the number of options to be received in the future by the executive officers, all current executive officers as a group, all non-employee directors as a group or all employees (including current officers who are not executive officers) as a group.

Eligibility; Limitations

Nonstatutory stock options and stock purchase rights may be granted under the Option Plan to our employees and consultants. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

Terms And Conditions of Options

Each option is evidenced by a stock option agreement with the optionee, and is subject to the following additional terms and conditions:

Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Option Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, a reduction in the amount of liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Option Plan expire on the earlier of: (i) the date set forth in his or her notice of grant (typically three months after termination) or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before such expiration.

Death or Disability. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Option Plan expire on the earlier of: (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Nontransferability of Options. Options granted under the Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Administrator.

Stock Purchase Rights

A stock purchase right gives the purchaser the right to buy shares of common stock, provided that the time within which a purchaser must accept such right may be limited by the Administrator. A stock purchase right is accepted by the execution of a restricted stock purchase agreement with the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with us for any reason (including death and disability). The purchase price for any shares repurchased by us shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

Adjustments Upon Changes in Capitalization

In the event that our stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Option Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Option Plan, and the exercise price of any such outstanding option or stock purchase right.

In connection with any liquidation, dissolution, merger, consolidation, acquisition of assets or like occurrence involving us (a "Corporate Transaction"), each outstanding option or stock purchase right may be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, then all outstanding options or stock purchase rights shall terminate to the extent they are not exercised by the date of Corporate Transactions. The Administrator shall have the right, but not the obligation, to waive any vesting schedule in some or all of the options or stock purchase rights, such that the vesting of any such options and stock purchase rights shall be accelerated so that all or part of the previously unvested portion of such options or stock purchase rights are exercisable prior to the consummation of such Corporate Transaction. In addition, the Administrator shall have the right, but not the obligation, to grant optionees the right to receive a cash payment equal to the difference between the exercise price of the option or stock purchase right and the price per share of the common stock paid in connection with the Corporate Transaction.

Amendment and Termination of the Option Plan

The Board may amend, alter, suspend or terminate the Option Plan, or any part thereof, at any time and for any reason. However, we shall obtain stockholder approval of any Option Plan amendment to the extent necessary and desirable to comply with our obligations. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Option Plan without the written consent of the optionee. Unless terminated earlier, the Option Plan shall terminate ten years from the date of its original approval by the stockholders or the Board, whichever is earlier.

Federal Income Tax Consequences

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of: (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding by us. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to our right to repurchase the stock upon the purchaser's termination of employment with us. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS AND US WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE Option Plan. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE OPTION PLAN.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Tauber and Balser, P.C., independent accountants, to audit our consolidated financial statements for the year ending December 31, 2003. Tauber and Balser, P.C. has audited our financial statements since the nine months ended December 31, 2002.

Representatives of Tauber and Balser, P.C. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. The representatives are also expected to be available to respond to appropriate questions from the stockholders.

Ratification of Appointment of Tauber and Balser, P.C.

Stockholder ratification of the selection of Tauber and Balser, P.C. as the Company's independent public accountants is not required by the Company's bylaws or other applicable legal requirement. However, our Board is submitting the selection of Tauber and Balser, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

Audit fees billed to the Company by Tauber and Balser, P.C. for the audit for the nine months ended December 31, 2002 are estimated to total $57,000. The Company has not retained Tauber and Balser, P.C. to perform any non-audit services, including any services relating to the design or implementation of financial information systems.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF TAUBER AND BALSER, P.C. AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2003. IN THE EVENT OF A NEGATIVE VOTE ON SUCH RATIFICATION, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

OTHER MATTERS

Stockholders' Proposals for Annual Meeting to be held in 2004

We plan to hold our 2004 annual meeting of stockholders during the month of May. Any proposal of a stockholder intended to be presented at the 2004 annual meeting of stockholders must be received by us for inclusion in the proxy statement and form of proxy, or information statement, for that meeting no later than December 31, 2003. If any proposal is submitted after that date, we are not required to include it in our proxy materials or information statement.

Action on Other Matters at the Annual Meeting

At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this information statement.

BY ORDER OF THE BOARD OF DIRECTORS,

By Order of the Board of Directors,

/s/ Pierre Quilliam

Pierre Quilliam, President

EXHIBIT A

DICUT, INC.

2002 STOCK OPTION PLAN

    Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business. through the issuance of options. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options. Stock purchase rights may also be granted under the Plan
    Definitions. As used herein, the following definitions shall apply:
      "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan to administer the Plan.
      "Award" means any award or benefit granted to any participant under the Plan, including, without limitation, the grant of Options and Stock Purchase Rights.
      "Board" means the Board of Directors of the Company.
      "Code" means the Internal Revenue Code of 1986, as amended.
      "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.
      "Common Stock" means the Common Stock of the Company.
      "Company" means Dicut, Inc.
      "Consultant" means any person, including an advisor, who is not an Employee but is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.
      "Disability" means, with respect to an Optionee, that the Optionee has any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and which renders the Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless Optionee furnishes proof of the existence thereof in such form and manner, and at such time, as the Administrator may require, and the Administrator determines in its discretion that the Optionee has such a medically determinable physical or mental impairment.
      "Employee" means any person who is determined by the Administrator to be a common law employee of the Company or any Parent or Subsidiary of the Company. With respect to any entity for which the Company or any Parent of Subsidiary of the Company is a single owner and which is disregarded as an entity separate from its owner pursuant to Treasury Regulations Section 301.7701-3, any person who determined by the Administrator to be a common law employee of that entity shall be treated as an Employee.
      "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:
        If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock on the date of determination (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
        If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or;
        In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
      "Incentive Stock Option" means an Option which is treated as an incentive stock option within the meaning of Section 422 of the Code. An Option shall only be treated as an Incentive Stock Option pursuant to the Plan if it is originally designated as an Incentive Stock Option in the Option Agreement. An Option originally designated in an Option Agreement as an Incentive Stock Option may nonetheless be treated as a Nonstatutory Stock Option if the Option at any time after grant fails to meet to requirements for incentive stock option treatment under Section 422 of the Code.
      "Nonstatutory Stock Option" means an Option which is not an Incentive Stock Option. An Option which is designated as a Nonstatutory Stock Option in the Option Agreement pursuant to which the Option was granted shall in all events be treated as a Nonstatutory Stock Option. Furthermore, an Option originally designated as an Incentive Stock Option may subsequently become a Nonstatutory Stock Option upon the Option subsequently failing the meet the requirements for incentive stock option under Section 422 of the Code.
      "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      "Option" means a stock option granted pursuant to the Plan.
      "Option Agreement" has the meaning set forth in Section 17 hereof.
      "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.
      "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.
      "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.
      "Plan" means this 2002 Stock Option Plan, as amended from time to time in accordance with the terms hereof.
      "Restricted Stock" has the meaning set forth in Section 11(a) hereof.
      "Restricted Stock Purchase Agreement" has the meaning set forth in Section 11(a) hereof.
      "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.
      "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 below.
      "Stock Purchase Right Agreement" has the meaning set forth in Section 17 hereof.
      "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.
      "Ten Percent Shareholder" means a person who, at the time an Option is granted, owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of its Subsidiary or parent (within the meaning of Section 424(e) of the Code)).
    Stock Subject to the Plan. Subject to adjustment pursuant to Section 12 of the Plan, the maximum aggregate number of shares which may be issued pursuant to the Plan is 5,000,000 shares of Common Stock. Such number of shares of Common Stock may be issued under this Plan pursuant to Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights or any combination thereof, so long as the aggregate number of shares so issued does not exceed such number of shares, as adjusted. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
    Administration of the Plan.
              Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.
              Plan Procedure After the Date, if any, Upon Which the Company Becomes Subject to the Exchange Act.
              Administration With Respect to Directors and Officers. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.
              Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.
              Administration With Respect to Consultants and Other Employees. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Georgia corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.
              Administration With Respect to Directors Who Are Not Employees. With respect to grants of Options or Stock Purchase Rights to directors who are not Employees, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board; provided that any policy of the Company concerning grants of Options or Stock Purchase Rights to non-Employee directors as director compensation shall be approved by a majority of the members of the Board who are either Employees of the Company or non-Employee directors who have waived their right to receive such compensation.
              Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:
                to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;
                to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;
                to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;
                to determine the number of shares of Common Stock to be covered by each such award granted hereunder;
                to approve forms of agreement for use under the Plan, including without limitation Stock Purchase Right Agreements, Restricted Stock Purchase Agreements and Option Agreements, which forms need not be the same for any Optionee;
                to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder, including without limitation establishing vesting schedules for the exercise of Options which are based upon the passage of time performing services for the Company, meeting specified performance criteria or any other standards as may be determined appropriate by the Administrator;
                to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;
                to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;
                to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and
                to interpret the Plan, establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provision of any agreements entered into pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
              Effect of Administrator's Decision. Whether explicitly provided elsewhere in this Plan with respect to any matter, all decisions, determinations and interpretations of the Administrator provided in this Plan shall be made in the Administrator's sole and absolute discretion, and shall final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.
    Eligibility.
              Nonstatutory Stock Options and Stock Purchase Rights may be granted to such Employees and Consultants as may be selected by the Administrator. Incentive Stock Options may be granted to such Employees as may be selected by the Administrator and may in no event be granted to someone who, on the date of grant, is not an Employee. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.
              Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, to the extent that the aggregate Fair Market Value (determined as of the date of grant of the Option) of the shares of Option Stock with respect to which Options initially designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.
              For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
              The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.
              Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.
              Newly Eligible Employees. The Administrator shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any Employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an award or incentive period.
              Leaves of Absence. The Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.
    Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.
    Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
    Option Exercise Price and Consideration.
              The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator; provided however, that with respect to any Incentive Stock Option, the price shall be:
                no less than 110% of the Fair Market Value per Share on the date of grant, if granted to a Ten Percent Shareholder;
                no less than 100% of the Fair Market Value per Share on the date of grant, if granted to a person other than a Ten Percent Shareholder.
              The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.
    Exercise of Option.
              Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.
              Termination or Lapse of Options Issued to Employees. The following provisions of this Section 9(c) and Section 9(e) shall apply to every Option unless the Option Agreement explicitly specifies that such provisions do not apply to the Option evidenced by that Option Agreement. Any portion of an Option which is not otherwise exercisable as of the date of an Optionee's termination of employment with the Company and any Parent or Subsidiary shall terminate and not be exercisable. Any portion of an Option which was exercisable as of the date of termination of any such employment shall be exercisable following such termination of employment only as hereinafter provided in this Section 9(c), subject to Section 9(e).
                Termination of Employment; Generally. In the event of termination of an Optionee's employment with the Company and any Parent or Subsidiary under any situation not described in paragraphs 2) or 3) of this Section 9(c), the Optionee may exercise any Option to the extent the Option was exercisable as of the date of termination of employment until the earlier of the date which is three (3) months after the date of termination of employment or the expiration the term of the Option as set forth in the Option Agreement, whereupon the Option shall terminate and no longer be exercisable. For purposes of this paragraph, a transfer of employment relationship between or among the Company and/or a related entity shall not be deemed to constitute a cessation of the employment relationship with the Company or any of its related entities. For purposes of this paragraph, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.
                Disability of Optionee. In the event of termination of an Optionee's employment with the Company and any Parent or Subsidiary due to Disability, the Optionee may exercise any Option to the extent the Option was exercisable as of the date of termination of employment until the earlier of the date which is twelve (12) months from the date of such termination or the expiration of the term of the Option as set forth in the Option Agreement, whereupon the Option shall terminate and no longer be exercisable.
                Death of Optionee. In the event of termination of an Optionee's employment with the Company and any Parent or Subsidiary as a result of the death of an Optionee, the Option may be exercised to the extent the Option was exercisable as of the date of death until the earlier of the date which is twelve (12) months from the date of death or the expiration of the term of the Option as set forth in the Option Agreement, whereupon the Option shall terminate and no longer be exercisable.
              Termination of Options issued to Consultants. The conditions upon which an Option granted to a Consultant will terminate as a result of the Consultants' termination of services to the Company, whether as a result of death, disability, voluntary termination, termination for cause, or nonrenewal of any consulting agreement, shall be as determined by the Company and the Consultant at the time of grant of the Option as set forth in the Option Agreement.
              Termination of Options due to Termination for Cause. In the event an Optionee is terminated as an Employee or Consultant for cause, as determined by the Administrator in its sole discretion, or breaches any agreement with the Company, before or after termination, including any noncompete covenant, confidentiality agreement, or employment agreement, then any Options held by the Optionee shall immediately terminate. As used herein, "cause" shall mean fraud; dishonesty; negligence; willful misconduct in the performance of a persons duties as an Employee or Consultant; commission of a felony; commission of an act of moral turpitude (e.g. theft, embezzlement and the like) which in the good faith determination of the Administrator, is materially injurious to the Company or any Parent or Subsidiary; inattention to or substandard performance of duties; failure to perform a properly assigned duty; failure to follow the lawful written policies, rules or directives of the Company or any Parent of Subsidiary which failures, in the good faith determination of the Administrator, are materially injurious to the Company or any Parent or Subsidiary; violating any restrictive covenant in favor of the Company or any Parent of Subsidiary or any other material breach of any employment or consulting agreement with the Company or any Parent or Subsidiary.
              Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be determined by the Administrator to be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
              Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
    Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
    Stock Purchase Rights.
              Rights to Purchase. Stock Purchase Rights may be issued to any Employee or Consultant. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator ("Restricted Stock Purchase Agreement"). Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock")
              Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.
              Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.
              Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.
    Adjustments Upon Changes in Capitalization or Change in Control.
              Changes in Capitalization. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares, or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Option Stock deliverable upon the exercise of an Option or Stock Purchase Right shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend, all as determined by the Administrator in its discretion. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right. Upon the happening of any of the events described in this paragraph, the class and aggregate number of shares set forth in Section 3 hereof shall also be appropriately adjusted to reflect such events. The Administrator shall determine the specific adjustments to be made under this paragraph.
              Change in Control. In the event of (1) a dissolution or liquidation of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on Optionees), (3) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or equity interests in the Company), (4) the sale of substantially all of the assets of the Company; or (5) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (any of the foregoing shall be referred to as a "Corporate Transaction"), any or all outstanding Options or Stock Purchase Rights may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent Options or Stock Purchase Rights or provide substantially similar consideration to Optionees as was provided to stockholders (after taking into account the existing provisions of the Options and the Stock Purchase Rights). In the event such successor corporation (if any) refuses to assume or substitute such Options, as provided above, pursuant to a Corporate Transaction described in this paragraph, then any Options or Stock Purchase Rights which are not exercised prior to the consummation of the Corporate Transaction shall terminate in accordance with the provisions of this Plan. In the event of a Corporate Transaction, the Administrator is authorized, in its sole discretion, but is not obligated, to waive any vesting schedule in some or all of the Options or Stock Purchase Rights, such that the vesting of any such Options and Stock Purchase Rights be accelerated so that all or part of the previously unvested portion of such Options or Stock Purchase Rights are exercisable prior to the consummation of such Corporate Transaction at such times and on such conditions as the Administrator determines. In addition, the Administrator is authorized, but not obligated, at the time any Option or Stock Purchase Right is granted or thereafter, to grant Optionees the right to receive a cash payment equal to the difference between the exercise price of the Option or Stock Purchase Right and the price per share of the Common Stock paid in connection with the Corporate Transaction on such terms and conditions that the Administrator may approve at the time.
    Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.
    Amendment and Termination of the Plan.
              Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.
              Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.
    Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    The Company shall be under no obligation to any person receiving an Award under the Plan to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions or transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    Agreements. The grant of any Option shall be evidenced by the Company and the Optionee entering into a written agreement (an "Option Agreement") in such form as the Administrator shall from time to time approve. The grant of a Stock Purchase Right shall be evidenced by written agreement (a "Stock Purchase Right Agreement") in such form as the Administrator shall approve from time to time.
    Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.
    Information to Optionees and Purchasers. The Company shall make available to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
    Certain Tax Matters.
              The Administrator may require the holder of any Option, Stock Purchase Right, or Option Stock to remit to the Company, regardless of when such liability arises, an amount sufficient to satisfy any Federal, state and local tax withholding requirements associated with such Stock Right. The Administrator may, in its discretion, permit the holder of a Stock Right to satisfy any such obligation by having withheld from the shares (or where applicable, cash) to be delivered to the holder of upon exercise of an Option or Stock Purchase Right a number of shares (or, where applicable, amount of cash) sufficient to meet any such withholding requirement.
              If a Participant makes an election under Section 83(b) of the Code with respect to the acquisition of any Option Stock, or disposes of Option Stock acquired pursuant to the exercise of an Incentive Stock Option in a transaction deemed to be a disqualifying disposition under Section 421 of the Code, then, within thirty (30) days of such Section 83(b) election or disqualifying disposition, the Participant shall inform the Company of such actions.
    Miscellaneous
              Upon receipt of any shares of Common Stock under the Plan, if the Company requires its shareholders to enter into a shareholders agreement at the time of their acquisition of Common Stock, then, as a condition to the receipt of shares under the Plan, the Administrator may require the holder of an Award to execute and deliver to the Company a shareholders agreement in substantially the form in use at the time of exercise or receipt of shares. This requirement shall not apply if either: (i) the holder of the Award has previously executed and delivered such shareholder agreement, it is in effect at the time the holder of Award receives the shares, and the shareholders agreement would cover the shares received under the Plan; or (ii) such shareholders agreement is no longer in effect with respect to other holders of Common Stock.
              The Administrator may, in its discretion, subject any Award to repurchase rights provisions. The terms and conditions of any repurchase rights will be established by the Administrator in its sole discretion and shall be set forth in the agreement representing the Award. To ensure that shares of Common Stock subject to a repurchase right under this Section 21(b) will be available for repurchase, the Administrator may require the holder of an Award to deposit the certificate or certificates evidencing such shares with an agent designated by the Administrator under the terms and conditions of escrow and security agreements approved by the Administrator.
              The Administrator may, in its discretion, subject any Award consisting of Common Stock to right of first refusal provisions. The terms and conditions of any right of first refusal provisions will be established by the Administrator in its sole discretion and set forth in the agreement representing the Award.